GigOptix
GigOptix
(GGOX.OB)
(GGOX.OB)
Acquisition of Endwave
Acquisition of Endwave
(ENWV)
(ENWV)
February 7, 2011
February 7, 2011
FILED BY GIGOPTIX, INC. AND ENDWAVE CORPORATION
PURSUANT TO RULE 425 UNDER THE
SECURITIES ACT OF 1933
SUBJECT COMPANY: GIGOPTIX, INC. AND ENDWAVE CORPORATION
Exhibit 99.2

© 2011 GigOptix, Inc.  All Rights Reserved
2 2 2
Disclaimer
Disclaimer
Forward Looking Statements:
This presentation contains statements regarding operating trends, future results, new projects, and other market, business and product trends that are forward-looking.
We undertake no obligation to update or revise the forward-looking statements, whether as a result of new information, future events or otherwise. Additional factors that could cause actual results to differ are discussed under the heading "Risk Factors" and in other sections of the GigOptix and Endwave filings with the SEC, and in
GigOptix’s and Endwave’s other current and periodic reports filed or furnished from time to time with the SEC.
Use of Non-GAAP and Adjusted EBITDA Financial Measures:
These materials include references to non-GAAP revenue, non-GAAP net income/loss, Adjusted consolidated non-GAAP net income/loss, and Adjusted EBITDA. GigOptix believes that these non-GAAP financial measures are important indicators of the ongoing operations of its business and provide better comparability between reporting periods and provide a better baseline for analyzing trends in GigOptix’s operations. GigOptix does not, nor does it suggest that investors should, consider such non-GAAP and Adjusted EBITDA financial measures in isolation from, or as a substitute for, financial information prepared in accordance with GAAP. GigOptix believes the disclosure of the effects of these items increases the reader’s understanding of the underlying performance of the business and that such non-GAAP and Adjusted EBITDA financial measures provide investors with an additional tool to evaluate our financial results and assess our prospects for future performance.
Additional Information About This Transaction:
This presentation shall not constitute an offer of any securities for sale. In connection with the proposed transaction, GigOptix will file with the Securities and
Exchange Commission a Registration Statement on Form S-4 that will include a proxy statement of Endwave and a prospectus of GigOptix.  The definitive proxy statement/prospectus will be mailed to stockholders of Endwave.  GigOptix and Endwave urge investors and security holders to read the proxy statement/prospectus regarding the proposed transaction when it becomes available because it will contain important information about the proposed transaction.  You may obtain a free copy of the proxy statement/prospectus (when available) and other related documents filed by GigOptix and Endwave with the SEC at the SEC’s web site at www.sec.gov.  The proxy statement/prospectus (when it is available) and other documents filed by GigOptix or Endwave with the SEC relating to the proposed transaction may also be obtained for free by accessing GigOptix’s web site at www.gigoptix.com by clicking on the link for “Investor”, then clicking on the link for “SEC Filings”, or by accessing
Endwave’s web site at www.endwave.com and clicking on the “Company” link and then clicking on the link for “SEC Filings” underneath the heading “Investor Relations”.
Participants in the Merger:
GigOptix, Endwave and their respective directors, executive officers and certain other members of management and employees may be deemed to be participants in the solicitation of proxies from Endwave stockholders in connection with the proposed transaction.  Information regarding the persons who may, under the rules of the SEC, be considered participants in the solicitation of Endwave stockholders in connection with the proposed transaction, including the interests of such participants in the proposed transaction, will be set forth in the proxy statement/prospectus when it is filed with the SEC.  You can find information about GigOptix’s executive officers and directors in GigOptix’s definitive proxy statement filed with the SEC on October 28, 2010.  You can find information about Endwave’s executive officers and directors in
Endwave’s definitive proxy statement filed with the SEC on June 11, 2010.  You can obtain free copies of these documents from GigOptix or Endwave, respectively, using the contact information below.

GigOptix, Inc.
GigOptix, Inc.
Upon Completion of Merger with Endwave
Leading supplier of network
interface devices enabling high
speed data communication
Solution portfolio spanning
communication spectrum from
fiber optics to high speed
wireless mobile backhaul
Served Markets:
Optical Communications
Datacom and Telecom Networks
Military/Aerospace
High Speed  Wireless  Communications
Point-to-Point radio for mobile back haul
Military/Aerospace/Automotive
Products:
High speed analog ICs
High frequency analog ICs
High speed optical modulators
High speed wireless front ends
Structured and Standard Cell ASICs
Core DWDM
Core
Routers
Metro
Routers
Satellite Ground
Station
Satellite
Communication
Airborne
Communication
Base Station
Backhaul
Submarine
Networks
Access
Metro
Enterprise &
Datacenter

© 2011 GigOptix, Inc. All Rights Reserved

GigOptix	iterra	Helix semiconductors	LUMERA	CHIP-X	endwave	GIGOPTIX

GIGOPTIX

© 2011 GigOptix, Inc.  All Rights Reserved
4 4 4
GigOptix
GigOptix
Growth Strategy
Growth Strategy
Since 2007 GigOptix has invested $15M in developing and acquiring assets that leverage a prior investment of more than $300M.
GigOptix is a fast growing fabless high-speed optical and RF-MW semiconductor device company, leveraging prior investment in acquired companies
Over the last 3 years through internal development and building on our strategic efforts we have built a portfolio of more than 90 products and 100 patents
April 2007
Inception of
GigOptix LLC.
July 2007 January 2008
December
2008
November
2009
1H 2011
GigOptix, Inc.
Products:
High speed
electro-optics:
Drivers
High speed
electro-optics:
Amplifiers &
Drivers
High speed
electro-optics:
Polymer
Modulators
High speed
electronics:
Mixed-Signal
ASIC
High Speed
electronics:
MMICs &
Transceivers
90+  analog
semiconductor
& High Speed
Wireless and
ASICs products
2007 2008
2009 1H2011

YouTube
NETFLIX
facebook

Millions of Users
7,000
6,500
6,000
5,500
5,000
4,500
4,000
2009 2010 2011 2012 2013 2014 2015

Exabytes/month
7
6
5
4
3
2
1
0
2010 2011 2012 2013 2014 2015
Cisco
Kilobyte 1,024 bytes
Megabyte 1,048,576 bytes
Gigabyte 1,073,741,824 bytes
Terabyte 1,099,511,627,776 bytes
Petabyte 1,125,899,906,842,620 bytes
Exabyte 1,152,921,504,606,850,000 bytes

GIGOPTIX

Market Demand for More Bandwidth
Market Demand for More Bandwidth
2010 mobile data traffic was three times the size of the entire global Internet in 2000 (Cisco)
2014 mobile data traffic will be 40 times what it was in 2010
Movies
Online TV
Music
Online Games
Social Networking
Increasing use of data intense
services escalate bandwidth
demand
HD displays
Pictures
Increasing use of mobile infrastructure for
delivery of data
Source:Ovum
© 2011 GigOptix, Inc.  All Rights Reserved

© 2011 GigOptix, Inc.  All Rights Reserved
6 6 6
GigOptix
GigOptix
+ Endwave
+ Endwave
Combination
Combination
1. Boosts revenue growth and strengthens balance sheet with substantial cost savings
2. Jointly capitalizes on the increasing network bandwidth demands
GigOptix in the optical core and Endwave in the mobile network backhaul
3. Leverages highly complementary product and technology portfolios in high speed fiber and wireless communications
GigOptix’s extensive high speed semiconductor expertise
Endwave’s high frequency design, system level design and integration expertise
4. Enhances customer value proposition
Simplifies supply chain
Broadens high speed and high frequency solution portfolio offering

Optical & High Speed Wireless Technology
Optical & High Speed Wireless Technology
Many similarities between Optical and High Speed Wireless solutions exist:
Operate in the same microwave and millimeter wave frequencies
Utilize the same semiconductor process technologies and design expertise
Next generation optical transceiver will employ the same proven wireless communication techniques to increase channel capacity
Optical Transceiver Module Wireless Transceiver Module
Modem
Rx
Tx
Upconv
Tx
Upconv
Modem
Tx
Local
Osc
Local
Osc
Rx
Downconv
Rx
Downconv
Low Noise
Amplifier
Low Noise
Amplifier
Power
Amplifier
Power
Amplifier
DEMUX
PD
MUX
Optical
Modulator
© 2011 GigOptix, Inc.  All Rights Reserved

Ericsson
Other
Huawei
Fujitsu
Alcatel-
Lucent
ZTE
Ciena
NEC

Ericsson
Other
Huawei
NSN
NEC
Alcatel-
Lucent

GIGOPTIX

8 8
Optical & High Speed Wireless Customers
Optical & High Speed Wireless Customers
Increases business with current customers
High Speed Wireless
Optical Network Equipment Market
Source: Ovum, Jan 2011
Source: Maravedis Research, Oct 2010
© 2011 GigOptix, Inc.  All Rights Reserved

Digital VLSI
Driver
Laser
Receiver Amplifier
Laser
Digital VLSI

Digital VLSI
Tx IF
Down Convertor
Rx IF
Digital VLSI

GIGOPTIX

© 2011 GigOptix, Inc.  All Rights Reserved
9 9 9
GigOptix’s
GigOptix’s
High Speed Network End to End Solutions
High Speed Network End to End Solutions
TODAY: Fiber Optics
Networks:
10Gb/s to 100Gb/s and beyond
GigOptix components upon
completion of merger
GigOptix potential extension
Included after the completion of merger:
High Speed Wireless Mobile
Backhaul:
100Mb/s to 2.5Gb/s
PD
Optical
Modulator
Optical
Amplifier
Optical
Amplifier
DEMUX
MUX
Up
Convertor
Low
Noise
Amplifier
Power
Amplifier
DEMUX
Local
Oscillator
Local
Oscillator
MUX

GigOptix TAM ($M)
1,200
1,000
800
600
400
200
-
2010
2011
2012
2013
2014
2015
EX
CX
LX
HX
GX
Driver
Optical Modulator
Receiver Amplifier
PD

2009 2010 2008 2007 2011 2012
(Endwave)
(ChipX)
(Lumera)
(Helix)
(iTerra)
MUX
DEM
UX
GigOptix’s
GigOptix’s
Product Portfolio
Product Portfolio

10G ULH
Drivers
4 &12ch 5G
Parallel Driver  &
Receiver
10G LH & Metro
Drivers
100G RZ
Polymer
Modulator
Family of 10G &
20G TIAs
40G DQPSK
MZ Driver
High Speed
Mixed-Signal
Platform
40G DPSK
Polymer
Modulator
10G Ultralow
Power VCSEL
Driver//TIAs
100G DPQPSK
Driver
E-Band T/R
25G CDR
65nm Hybrid
100G DPQPSK
Polymer
Modulator
4 &12ch 14G
Parallel Driver  &
Receiver
100G ETH
Driver
Optical
Front End
E-Band MMIC
MUX/Modem
100G DPQPSK
Integrated
Driver/
Modulator
25G VCSEL
Driver/TIAs
400G DPQPSK
Driver

NATIONAL INSTRUMENTS
CISCO
source PHOTONICS
ROHDE & SCHWARZ
Alcatel-Lucent
Nokia Siemens Networks
ZTE 中兴
Finisar
PHILIPS
sense and simplicity
CERAGON networks
HUAWEI
SAMSUNG
opnext
AIRBUS
D-Lightsys
opticis
FUJITSU
Anritsu
Multiplex, Inc.
HARRIS
BOEING
Rockwell Collins
OPHIT
NTT
Aviat
SIEMENS
LOCKHEED MARTIN
XM SATELLITE RADIO
MITSUBISHI ELECTRIC
LEXMARK
Honeywell
Raytheon
xerox
NORTHROP GRUMMAN
Agilent

GIGOPTIX

11 11 11 © 2011 GigOptix, Inc. All Rights Reserved Building a Valuable Global Channel Building a Valuable Global Channel

R&D centers: Palo Alto, CA; Bothell, WA; Zurich, Switzerland and Chiang Mai, Thailand

Sales offices in Palo Alto, CA; Shenzhen and Wuhan, China; and Zurich, Switzerland.

SPEL Semiconductor Limited

GIGOPTIX

12 12 12
© 2011 GigOptix, Inc. All Rights Reserved
Leveraging a Global Supply Chain
Leveraging a Global Supply Chain
GigOptix’s fabless business model utilizes industry
leading semiconductor foundries and packaging
contract manufacturers
Efficient technology transfer from in-house
prototype fab to contract manufacturers
ISO 9000 and 14001 standard compliance;
AS-9100,  RoHS , Telcordia

GigOptix
GigOptix
Senior Management –
Senior Management –
Post Merger
Post Merger

Dr. Avi Katz: Chairman & Chief Executive Officer
Mr. Curt Sacks: Chief Financial Officer
Ms. Julie Tipton: Chief Operations Officer
Mr. Andrea Betti-Berutto: Chief Technical Officer
© 2011 GigOptix, Inc.  All Rights Reserved

GigOptix Pre-Merger Quarterly Revenue
$10,000
$8,000
$6,000
$4,000
$2,000
$0
19% Q-o-Q
Q3'07
Q4'07
Q1'08
Q2'08
Q3'08
Q4'08
Q1'09
Q2'09
Q3'09
Q4'09
Q1'10
Q2'10
Q3'10
Q4'10 (estimated)
GigOptix Revenue
Government

GIGOPTIX

14 14 14
© 2011 GigOptix, Inc.  All Rights Reserved
Financial Performance
Financial Performance
Q4 ’10 (estimated) FY 2010 (estimated)
GGOX ENWV Combined GGOX ENWV Combined
Revenue >$8 $4.1 >$12.1 $26.9 $16.7 $43.6
Adjusted EBITDA >$1.1 ($1.8) <($0.7) $1.9 ($6.7) ($4.8)
Cash (as of 12/31/2010)
$4.3 $23.5 $27.8
Expected 2010 Financials for Consolidated Companies
Financials provided are expected 2010 financial results and are shown in millions. Final numbers will be provided on or about Feb
24 in each company’s SEC Form 10-Ks.
(Unrecognized)
$k
th

Summary
Summary
The combination of GigOptix and Endwave creates a leading supplier of high speed and high frequency analog semiconductors, modulators and wireless mobile backhaul
World class high speed product portfolio:
High speed analog ICs
High frequency analog ICs
High speed optical modulators
High speed wireless front ends
Structured and Standard Cell ASICs
Trusted supplier to Tier-1 OEMs for critical high performance communication devices
Successful history of generating value for investors and customers through strategic plan of growing both organically and inorganically
Highly scalable fabless manufacturing model partnering with best in class contract manufacturers
Strong IP portfolio with more than 100 patents granted and over 40 applications on file
Solid revenue growth in 2010 with good revenue growth opportunities for 2011
Strong balance sheet with solid cash position and no long term debt
Leading supplier of high performance network interface devices, enabling high speed  optical and wireless networks for Tier-1 telecom and datacom OEMs

© 2011 GigOptix, Inc. All Rights Reserved

16 16 16 © 2011 GigOptix, Inc. All Rights Reserved Thank you! Thank you!